LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Global Income Fund
Supplement Dated July 23, 2021 to the Prospectus Dated May 1, 2020
This Supplement updates certain information in the Prospectus for the LVIP Global Income Fund (the “Fund”). You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free
1-800-4LINCOLN
(454-6265)
or at
www.lfg.com/lvip.
At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on June
7-8,
2021, the Board approved the appointment of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) as a new
sub-adviser
to the Fund, effective on or about August 17, 2021 (the “Effective Date”). AllianzGI U.S. will replace Franklin Advisers, Inc. (“Franklin Advisers”) in providing sub-advisory
services to the Fund.
As of the Effective Date, the Fund’s Prospectus is revised as follows:

1.	All references to, and information regarding, Franklin Advisers in the Fund’s Prospectus are deleted in their entirety.

2.	The following replaces paragraphs 4 and 6, respectively, under the heading Principal Investment Strategies on page 2:
Lincoln Investment Advisors Corporation (the “Adviser”) serves as the Fund’s investment adviser. Mondrian Investment Partners Limited (“Mondrian”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) serve as the Fund’s sub-advisers.
Each
sub-adviser
is responsible for the
day-today
management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser.
Such allocations are subject to change at the discretion of the Adviser.
AllianzGI U.S.’s approach in selecting investments for the Fund is oriented to country and currency selection, driven by a philosophy that focuses on healthy entities and issuers with fundamental debt dynamics that offer attractive relative value. AllianzGI U.S. takes an unbiased global investment perspective designed to capture the most promising opportunities across global bond and currency markets. The strategy objectives include income generation, capital appreciation and efficient risk utilization. In order to manage the key risk exposures of the strategy, AllianzGI U.S. may use various derivative instruments and physical cash bond positions to hedge and manage the portfolio.

3.	The following is added alphabetically to the Investment Adviser and Sub-Advisers section on page 4:
Investment
Sub-Adviser:
Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

4.	The following is added to the Portfolio Managers section on page 5:

AllianzGI U.S. Portfolio Managers	Company Title	Experience with Fund
Julian Le Beron, CFA	Chief Investment Officer – Core Fixed Income Global Markets	Since August 2021
Ranjiv Mann	Director – Sovereign Strategy and Research	Since August 2021
Sam Hogg, CFA	Director and Portfolio Manager – Core Fixed Income Global Markets	Since August 2021
Jayesh Mistry, CFA	Vice President and Portfolio Manager – Core Fixed Income Global Markets	Since August 2021

5.	The following replaces paragraphs 6, 10, and 11, respectively, under the heading Investment Objective and Principal Investment Strategies beginning on page 6:
Lincoln Investment Advisors Corporation (the “Adviser”) serves as the Fund’s investment adviser. Mondrian Investment Partners Limited (”Mondrian“) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) serve as the Fund’s sub-advisers.
Each
sub-adviser
is responsible for the
day-today
investment management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser.
Such allocations are subject to change at the discretion of the Adviser.
AllianzGI U.S.’s approach in selecting investments for the Fund is oriented to country and currency selection, driven by a philosophy that focuses on healthy entities and issuers with fundamental debt dynamics that offer attractive relative value. AllianzGI U.S. believes that entities whose financial health is improving relative to others will provide the highest total returns, and that entities with healthy debt and saving dynamics, or that are recovering from a period of deterioration in their debt profile, will outperform entities with poor debt dynamics. The strategy objectives include income generation, capital appreciation and efficient risk utilization.
The proprietary Relative Value Framework, a tool used to anchor portfolio positioning, is at the core of AllianzGI U.S.’s investment process. AllianzGI U.S. analyzes relative value by combining a dispassionate quantitative assessment of economic fundamentals with a qualitative investment overlay. The framework inputs include fundamental metrics that help AllianzGI U.S. analyze country health and valuations by taking into consideration a number of macroeconomic factors. A qualitative overlay is applied to assess structural and cyclical economic drivers, as well as monetary policy dynamics and political risks. The framework then seeks to identify stable or improving issuers on a relative basis. AllianzGI U.S. believes that understanding the direction-of-travel
of an issuer’s debt dynamics is key, especially in the context of identifying turning points in economic cycles.
In order to manage the key risk exposures of the strategy, AllianzGI U.S. may use various derivative instruments and physical cash bond positions to hedge and manage the portfolio.

6.	The following is added to the Management and Organization section beginning on page 11:

Sub-Adviser
AllianzGI U.S., with principal offices at 1633 Broadway, New York, New York 10019, is a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, a diversified global financial institution. AllianzGI U.S. had assets under management of approximately $125.7 billion as of March 31, 2021.

AllianzGI U.S. Portfolio Managers	Julian Le Beron, Ranjiv Mann, Sam Hogg, and Jayesh Mistry are responsible for the day- to-day management of the portion of the Fund’s assets allocated to Allianz.

Julian Le Beron, CFA,
Mr. Le Beron is a managing director and Head of Developed Markets with Allianz Global Investors; he joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2011. Mr. Le Beron is responsible for overseeing the global government and global aggregate fixed-income strategies. He has 22 years of investment industry experience. While working at Rogge Global Partners, Mr. Le Beron was Head of Developed Markets focusing on global government and global aggregate fixed-income strategies. Before that, he was a global government bond portfolio manager at J.P. Morgan Asset Management. Mr. Le Beron has a B.Sc. in management from the London School of Economics and Political Science. He is a CFA charterholder and a member of the CFA Society of the UK.

Ranjiv Mann,
Director of Research, Global Sovereign Strategy. He joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2000. Mr. Mann has over 27 years’ industry experience in economic research and sovereign strategy. Previously he was a Senior Economist at Confederation of British Industry (CBI) and, prior to that, Mr. Mann was responsible for preparing economic forecasts for the Chancellor of the Exchequer’s Panel of Independent Forecasters and Associate lecturer in Economics at Surrey University. Mr. Mann holds an MA in Economics by University of Manchester, UK and is a member of the Society of Business Economists.

Sam Hogg, CFA,
Director and a Portfolio Manager in Allianz Global Investor’s Core Fixed Income – Global Markets Team. He has over 10 years of experience in the investment management industry. Mr. Hogg joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2011. Since then he has been managing Global Aggregate, Short Duration, Cash+, and Global Opportunistic Bond Strategies. He is also responsible for formulating thematic investment views and for taking active country, duration, curve and G10 FX risk across Global Fixed Income portfolios. Mr. Hogg holds a BSc. in Economics from the University of Bristol, United Kingdom. He is a CFA charterholder and a member of the CFA Society.

Jayesh Mistry, CFA,
Portfolio Manager in Allianz Global Investor’s Core Fixed Income – Global Markets Team. Mr. Mistry has over 8 years of investment industry experience. He joined the firm in 2016 following the acquisition and integration of Rogge Global Partners as a Portfolio Analyst and became an Associate Portfolio Manager in 2018. Mr. Mistry was promoted to Portfolio Manager in 2021. Previously, Mr. Mistry was a Graduate Financial Analyst for Corporate Investment Bank at JP Morgan Chase. He holds a BSc in Mathematics from the University of Bristol, United Kingdom. Mr. Mistry is a CFA charterholder, a member of the CFA Society and Chartered Financial Data Scientist (CFDS). Since 2020, he has been a member of U.K. Investment Association’s Next Generation Investment Committee.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Global Income Fund
Supplement Dated July 23, 2021 to the Statement of Additional Information Dated May 1, 2020
This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Global Income Fund (the “Fund”). You may obtain copies of the SAI free of charge, upon request, by calling toll-free
1-800-4LINCOLN
(454-6265)
or at
www.lfg.com/lvip.
At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on June
7-8,
2021, the Board approved the appointment of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) as a new
sub-adviser
to the Fund, effective on or about August 17, 2021 (the “Effective Date”). AllianzGI U.S. will replace Franklin Advisers, Inc. (“Franklin Advisers”) in providing sub-advisory
services to the Fund.
As of the Effective Date, the Fund’s SAI is revised as follows:

1.	All references to, and information regarding, Franklin Advisers as they relate solely to the Fund in the SAI are deleted in their entirety.

2.	The following is added alphabetically to the Sub-Advisers section under the heading Investment Adviser and Sub-Advisers beginning on page 63:

Fund	Sub-Adviser
LVIP Global Income Fund	Allianz Global Investors U.S. LLC 1633 Broadway New York, New York 10019

3.	The following is added alphabetically to the Sub-Advisers section under the heading Investment Adviser and Sub-Advisers beginning on page 69:
AllianzGI U.S.
, with principal offices at 1633 Broadway, New York, New York 10019, is a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, a diversified global financial institution.

4.	The following is added alphabetically to the chart in the Other Accounts Managed section under the heading Portfolio Managers beginning on page 71:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees

Allianz Global Investors (as of March 31, 2021)

Julien Le Beron, CFA

Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	30	$13,005	10	$3,461
Other Accounts	4	$374	0	$0

Ranjiv Mann
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	30	$13,005	10	$3,461
Other Accounts	4	$374	0	$0

Sam Hogg, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	30	$13,005	10	$3,461
Other Accounts	4	$374	0	$0

Jayesh Mistry, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	30	$13,005	10	$3,461
Other Accounts	4	$374	0	$0

5.	The following is added alphabetically to the section Material Conflicts of Interest under the heading Portfolio Managers beginning on page 82:
Allianz Global Investors U.S. LLC
Potential Conflicts of Interest
Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.
AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

*	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

*
The trading of
higher-fee
accounts could be favored as to timing and/or execution price. For example, higher
-fee
accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

*	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.
“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the
Sub-Adviser’s
other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

6.	The following is added alphabetically to Appendix B – Proxy Voting Policies and Procedures of the SAI:
Allianz Global Investors U.S. LLC

AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AllianzGI U.S. has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI U.S., AllianzGI U.S. uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI U.S. are considered “associated persons” as that term is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.
AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines. In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule
204-2
under the Advisers Act.
AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.
In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.
As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.
AllianzGI U.S. may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI U.S. and its clients have been identified AllianzGI U.S. may abstain from voting. In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.
The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.
Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.
AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.
The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

7.	The following is added alphabetically to the Appendix C – Compensation Structures and Methodologies of Portfolio Manager :
Allianz Global Investors U.S. LLC
AllianzGI U.S.
The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the

Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 50% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function at AllianzGI U.S. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period
(one-year
(25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.
The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.
The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.
Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.
There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.
In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.
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